Exhibit 10.8

INTERCREDITOR AGREEMENT

This INTERCREDITOR Agreement (as amended, restated, renewed, extended, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of February [●], 2023 by and among Holder (“HOLDER”), the Persons listed on Annex A hereto (together with [Five Narrow Lane], as collateral agent under the New Creditor Notes Documents (as defined below), collectively, the “New Creditor”), Vinco Ventures, Inc., a Nevada corporation (the “Company”) and each other Subsidiary of the Company listed as a “Grantor” on the signature pages hereto.

R E C I T A L S:

WHEREAS, HOLDER has entered into financing arrangements with the Company pursuant to that certain Securities Purchase Agreement, dated as of July 22, 2021 (as amended, the “HOLDER Securities Purchase Agreement”) by and among HOLDER and the Company, evidenced by the Senior Secured Convertible Note, dated as of July 22, 2021 (as amended, restated, renewed, refinanced, extended, supplemented or otherwise modified from time to time, and any notes issued in exchange therefor or in replacement thereof, in whole or in part, the “HOLDER Note”), issued by the Company in favor of HOLDER, which is secured by, inter alia, a certain deposit account of the Company with First Republic Bank and any cash or other assets, from time to time, on deposit therein (collectively the “HOLDER Controlled Account”);

WHEREAS, New Creditor is entering into financing arrangements with the Company pursuant to that certain Securities Purchase Agreement, to be dated as of [●] (the “New Creditor Securities Purchase Agreement”) by and among the New Creditor and the Company, evidenced by (x) the Senior Secured Convertible Notes, dated as of [●], in the aggregate original principal amount of $10,000,000 (the “New Creditor Series A Notes”), issued by the Company in favor of the New Creditor, which are secured by, inter alia, certain specified deposit accounts of the Company with [ACCOUNT BANK] (in each case, subject to a control agreement in favor of the New Creditor (or any one of the investors comprising the New Creditor as to any such deposit account) and any cash or other assets, from time to time, on deposit therein or any successor account thereto (collectively the “New Creditor Controlled Accounts”) and (y) the other Senior Secured Convertible Notes, dated as of [●], in the aggregate original principal amount of $1,500,000 (the “New Creditor Series B Notes”), issued by the Company in favor of the New Creditor;

WHEREAS, (x) consent of HOLDER is a condition precedent to the effectiveness of the New Creditor Securities Purchase Agreement and (y) it is a condition precedent to such consent of HOLDER that HOLDER, the New Creditor and the Company enter into this Agreement.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Definitions.

(a) Defined Terms. The following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time and any successor statute or any similar federal or state law for the relief of debtors.

“Bankruptcy Event of Default” has the meaning assigned to such term in the New Creditor Series B Notes as in effect on the date hereof.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Collateral” means the HOLDER Collateral and the New Creditor Collateral.

“Company” has the meaning assigned to such term in the preamble hereto.

“Debtor Relief Law” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief law of the United States or other applicable jurisdiction from time to time in effect.

“Enforcement Action” means any action to enforce or attempt to enforce any right or remedy available with respect to the HOLDER Obligations or the New Creditor Obligations, applicable law or otherwise, including any action to (a) accelerate the maturity of, or demand as immediately due and payable, all or any part of such obligations, (b) exercise any put option, any right of mandatory redemption or any similar right or otherwise cause the Company to honor any redemption or mandatory prepayment or any obligation to make an offer to repurchase under any such documents, (c) exercise any right of set-off, (d) realize or foreclose upon, repossess, sell or otherwise dispose of, liquidate, or otherwise restrict or interfere with the use of, any Collateral, (e) commence, continue or participate in collection or enforcement action of any kind, against the Company or its Subsidiaries or any Collateral (including any insolvency, bankruptcy, dissolution or liquidation proceeding), in any case, seeking, directly or indirectly, to enforce any rights or remedies, or to enforce any of the obligations incurred by the Company or its Subsidiaries, under or in connection with the New Creditor Notes Documents or (f) commence or pursue any judicial, arbitral or other proceeding or legal action of any kind, seeking injunctive or other equitable relief to prohibit, limit or impair the commencement or pursuit by HOLDER of any of its rights or remedies under or in connection with the HOLDER Note Documents or otherwise available to HOLDER under applicable law.

“Excluded Rights” means (1)(x) any rights of a New Creditor to effect any conversion, exercise or exchange of a New Creditor Note or Warrant into securities of the Company (and to hold and/or receive, as applicable, without any obligation to turn over to HOLDER or any other Person, any such securities or any proceeds therefrom), or (y) any rights of the New Creditor to demand or institute proceedings, including an Enforcement Action, to enforce (or obtain specific performance with respect to) any such rights, or (2) any securities of the Company received or receivable by the New Creditor upon conversion, exercise or exchange of a New Creditor Note or a Warrant (including, without limitation, any proceeds therefrom after receipt thereof and subsequent sale by the New Creditor).

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“Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

“Grantor” means the Company and any Subsidiary or other Person that from time to time executes and delivers an agreement, document, or instrument pursuant to which a Lien is granted securing any HOLDER Obligations or New Creditor Obligations or under which rights or remedies with respect to such Liens are governed, as a “debtor”, “grantor” or “pledgor” (or the equivalent thereof).

“HOLDER” has the meaning assigned to such term in the preamble hereto.

“HOLDER Collateral” means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Grantor upon which a Lien is granted or purported to be granted by such Grantor as security for all or any part of the HOLDER Obligations under the terms of and subject to the conditions of the HOLDER Note Documents.

“HOLDER Controlled Account” has the meaning assigned to such term in the recitals hereto.

“HOLDER Future Notes” means “Future First Lien Notes” as defined in the New Creditor Series B Notes as in effect on the date hereof.

“HOLDER Note” has the meaning assigned to such term in the recitals hereto.

“HOLDER Note Documents” means the HOLDER Securities Purchase Agreement, the HOLDER Note, and the other “Transaction Documents” as defined therein, and any HOLDER Future Notes and the “Transaction Documents” (or similar term) relating thereto.

“HOLDER Obligations” means all indebtedness and other obligations of any Grantor of any kind or nature whatsoever to HOLDER arising under or related to the HOLDER Note Documents, including all present and future loans, advances, debts, liabilities, obligations, and indebtedness otherwise owing by any Grantor to HOLDER, whether evidenced by any note, guaranty or other instrument or document, whether absolute or contingent, due or to become due, including all principal, interest, charges, expenses, fees, attorneys’ fees and any other sums chargeable to such Grantor.

“HOLDER Released Amount” means, at any date of determination, the aggregate dollar amount not in excess of $7,000,000 released to the Company from the HOLDER Controlled Account on or after the date hereof, and on or prior to such date of determination.

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“HOLDER Securities Purchase Agreement” has the meaning assigned to such term in the recitals hereto.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of any Debtor Relief Law.

“Lien” means any mortgage, defect, claim, deed of trust, pledge, lien (statutory or otherwise), security interest, rights of first refusal, charge, tax or other encumbrance, security or preferential arrangement of any nature, including any conditional sale or title retention arrangement, any capitalized lease, and any assignment, deposit arrangement or financing lease intended as or having the effect of security.

“New Creditor” has the meaning assigned to such term in the preamble hereto.

“New Creditor Collateral” means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Grantor upon which a Lien is granted or purported to be granted by such Grantor as security for all or any part of the New Creditor Obligations under the terms of and subject to the conditions of the New Creditor Notes Document.

“New Creditor Controlled Account Collateral” means an amount of cash not to exceed $10,000,000 in the aggregate on deposit in the New Creditor Controlled Accounts (plus any interest accrued thereon in the ordinary course).

“New Creditor Controlled Accounts” has the meaning assigned to such term in the recitals hereto.

“New Creditor Indemnification Claims” means any actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses, including reasonable attorneys’ fees and disbursements, in respect of which the New Creditor may seek indemnification by the Company or any other Grantor pursuant to the terms of the New Creditor Notes Documents.

“New Creditor Notes” means, collectively, the New Creditor Series A Notes and the New Creditor Series B Notes.

“New Creditor Notes Documents” means the New Creditor Securities Purchase Agreement, the New Creditor Series A Notes, the New Creditor Series B Notes (as amended, restated, renewed, refinanced, extended, supplemented or otherwise modified from time to time) and the other “Transactions Documents” as defined therein, in each case, as in effect on the date hereof.

“New Creditor Notes Maximum Amount” shall mean an amount up to $2,000,000.

“New Creditor Obligations” means all indebtedness and other obligations of any Grantor of any kind or nature whatsoever to New Creditor arising under or related to the New Creditor Notes Documents, including all present and future loans, advances, debts, liabilities, obligations, and indebtedness otherwise owing by any Grantor to New Creditor, whether evidenced by any note, guaranty or other instrument or document, whether absolute or contingent, due or to become due, including all principal, interest, charges, expenses, fees, attorneys’ fees and any other sums chargeable to such Grantor.

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“New Creditor Pari Obligations” means New Creditor Obligations comprised of New Creditor Indemnification Claims and an amount not to exceed the New Creditor Notes Maximum Amount.

“New Creditor Securities Purchase Agreement” has the meaning assigned to such term in the recitals hereto.

“New Creditor Series A Notes” has the meaning assigned to such term in the recitals hereto.

“New Creditor Series A Notes Default” means an “Event of Default” as defined in the New Creditor Series A Notes as in effect on the date hereof.

“New Creditor Series B Notes” has the meaning assigned to such term in the recitals hereto.

“New Creditor Series B Notes Default” means an “Event of Default” as defined in the New Creditor Series B Notes as in effect on the date hereof.

“New Creditor Series B Notes Default Notice” means a written notice from the New Creditor to HOLDER expressly stating that such notice is a New Creditor Series B Notes Default Notice under this Agreement and pursuant to which HOLDER is notified that a New Creditor Series B Notes Default has occurred and is continuing.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture, other enterprise or entity, or Governmental Entity.

“Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns a majority of the outstanding capital stock or holds a majority equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

“Sweep Failure” has the meaning assigned to such term in Section 4(a) hereto.

“UCC” means Article 9 of the Uniform Commercial Code, as in effect in any applicable jurisdiction.

“Warrant” means each of the Warrants issued by the Company, as of the date hereof, to New Creditor for the purchase of additional shares of the Company’s common stock.

(b) Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections shall be construed to refer to sections of this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

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2. Absence of Liens on Counterparty’s Controlled Account; Subordination of Liens.

(a) Each of HOLDER and the Grantors agrees that HOLDER does not have and will not seek to or otherwise acquire, without the prior written consent of the New Creditor, any Lien on the New Creditor Controlled Accounts. If, notwithstanding the foregoing, HOLDER has or acquires any Lien of any kind on any New Creditor Controlled Account, (i) any such Lien to which the New Creditor has not consented in writing shall be promptly released, discharged and terminated of record and (ii) until released, discharged and terminated, such Lien shall be subordinate and subject to the Lien of the New Creditor on such New Creditor Controlled Account, regardless of the order or time as of which any such Lien attaches or the order or time of any filings or recordings or the order or time of granting of any such Lien.

(b) Each of New Creditor and the Grantors agrees that New Creditor does not have and will not seek to or otherwise acquire, without the prior written consent of HOLDER, any Lien on the HOLDER Controlled Account. If, notwithstanding the foregoing, the New Creditor has or acquires any Lien of any kind on the HOLDER Controlled Account, (i) any such Lien to which HOLDER has not consented in writing shall be promptly released, discharged and terminated of record and (ii) until released, discharged and terminated, such Lien shall be subordinate and subject to the Lien of HOLDER on the HOLDER Controlled Account, regardless of the order or time as of which any such Lien attaches or the order or time of any filings or recordings or the order or time of granting of any such Lien.

(c) Notwithstanding anything to the contrary herein or in any HOLDER Note Document, New Creditor’s right, title and interest in any Excluded Right under the New Creditor Notes Documents shall, in no event, be subordinate in right of lien priority or payment to HOLDER’s rights under this Agreement; provided, however, for avoidance of doubt, that the Excluded Rights shall, in no event, give New Creditor any Lien on, claim to or right, title or interest in, the HOLDER Controlled Account.

(d) Notwithstanding anything to the contrary herein or in any New Creditor Note Document, any Lien securing any New Creditor Obligations (other than any Lien on the New Creditor Controlled Accounts and the New Creditor Controlled Account Collateral) shall be subordinate and subject to the Lien of HOLDER with respect to the HOLDER Released Amount and HOLDER Future Notes, regardless of the order or time as of which any such Lien attaches or the order or time of any filings or recordings or the order or time of granting of any such Lien.

3. Prohibition on Contesting Liens; Lien Priorities; Guaranties.

(a) HOLDER agrees that it will not (and hereby waives any right to), directly or indirectly, contest, or support any other person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, validity or enforceability of the Lien held by the New Creditor on the New Creditor Controlled Accounts; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of HOLDER to enforce the terms of this Agreement.

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(b) The New Creditor agrees that it will not (and hereby waives any right to), directly or indirectly, contest, or support any other person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, validity or enforceability of the Lien held by HOLDER on the HOLDER Controlled Account; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of the New Creditor to enforce the terms of this Agreement.

(c) Neither the Company nor any of its Subsidiaries shall grant any additional Liens on any asset to secure any New Creditor Obligations unless the Company or such Subsidiary, as applicable, gives HOLDER at least five Business Days prior written notice thereof and unless such notice also offers to grant a Lien on such asset to secure the HOLDER Obligations concurrently with the grant of a Lien thereon in favor of the New Creditors.

(d) Notwithstanding the date, time, method, manner, or order of grant, attachment, or perfection of any Liens securing the New Creditor Obligations granted with respect to the Collateral, or of any Liens securing the HOLDER Obligations granted with respect to the Collateral, and notwithstanding any contrary provision of the UCC or any other applicable law or the New Creditor Notes Documents, or any defect or deficiencies in the Liens securing the HOLDER Obligations, or any other circumstance whatsoever, and, in each case, subject to the proviso in this Section 3(d):

(i) any Lien with respect to the Collateral securing any HOLDER Obligations now or hereafter held by or on behalf of, or created for the benefit of, HOLDER, or any agent or trustee therefor, shall be senior in all respects and prior to any Lien with respect to the Collateral securing any New Creditor Obligations, and

(ii) any Lien with respect to the Collateral securing any New Creditor Obligations shall be junior and subordinate in all respects to all Liens with respect to the Collateral securing any HOLDER Obligations;

provided, however, that notwithstanding the foregoing: (A) as set forth in Section 2(a) above, HOLDER does not have and will not seek to or otherwise acquire, without the prior written consent of each New Creditor for itself, any Lien on each of the respective New Creditor Controlled Accounts, (B) as set forth in Section 2(b) above, New Creditor does not have and will not seek to or otherwise acquire, without the prior written consent of HOLDER, any Lien on the HOLDER Controlled Account, and (C) pursuant to and in accordance with Section 5 below, New Creditor Pari Obligations shall be equal in priority to (i.e., pari passu with) any Lien with respect to the Collateral securing any HOLDER Obligations (other than HOLDER Obligations constituting the HOLDER Released Amount and HOLDER Obligations in respect of any HOLDER Future Notes, which, for avoidance of doubt, shall be senior in all respects and prior to any Lien with respect to the Collateral securing any New Creditor Obligations (including New Creditor Pari Obligations)) and payable ratably in connection therewith.

(e) The priority of Liens provided for in this Agreement shall continue to be effective with respect to any and all parts of the Collateral from and after the date hereof for all purposes, whether or not such Liens are subordinated to any Lien securing any other obligation of any Grantor or any other Person.

(f) New Creditors shall not accept a guaranty from any Person with respect to any of the New Creditor Obligations unless such Person has given to HOLDER a like guaranty of the HOLDER Obligations and such Person’s guaranty of the New Creditor Obligations is subject to the terms and conditions contained herein.

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(g) The parties hereto agree that it is their intention that, although the Liens securing their respective claims are separate and distinct, the Collateral securing the HOLDER Obligations and the New Creditor Obligations be identical, except for the New Creditor Controlled Account and the HOLDER Controlled Account. In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement:

(i) upon request by HOLDER or New Creditor, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the HOLDER Note Documents and the New Creditor Notes Documents; and

(ii) that the documents and agreements creating or evidencing the Collateral and guarantees for the HOLDER Obligations and the New Creditor Obligations shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the obligations thereunder.

(h) In the event New Creditor becomes a judgment lien creditor in respect of the Collateral as a result of its enforcement of its rights (whether as an unsecured creditor or otherwise) in respect of New Creditor Obligations, such judgment lien shall be superior to (in the case of New Creditor Controlled Account Collateral), subordinated to (or equal in priority with) the Liens securing HOLDER Obligations on the same basis as set forth in this Agreement. Subject to the terms and conditions set forth herein, nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies HOLDER or New Creditor may have with respect to the Collateral.

(i) In the event that (i) any Grantor shall make or New Creditor shall collect any payment on account of the New Creditor Obligations in contravention of this Agreement or (ii) any New Creditor shall otherwise receive any distribution of Collateral or the proceeds thereof prior to the payment in full of the HOLDER Obligations (including as a result of any permitted Enforcement Action or in an Insolvency Proceeding) in contravention of this Agreement, such payment or distribution shall not be commingled with any asset of the New Creditors, shall be held in trust by the New Creditors for the benefit of HOLDER, and shall be promptly paid over to HOLDER in precisely the form received by the New Creditors (except for any necessary endorsement), for application to the payment of the HOLDER Obligations and the New Creditor Pari Obligations then remaining unpaid, until all of the HOLDER Obligations and the New Creditor Pari Obligations are paid in full. In the event any New Creditor fails to pay over to HOLDER any such payment or distribution, HOLDER or any of its officers or employees are hereby irrevocably authorized on behalf of each New Creditor to cause the same to be paid over. This Section 3(i) shall not apply to any securities received by New Creditor in respect of its Excluded Rights.

4. Exercise of Remedies.

(a) Without limiting any of the rights of New Creditor under Section 5, New Creditor acknowledges and agrees that upon the occurrence and during the continuance of any New Creditor Series A Notes Default, the New Creditor’s initial remedy against the Grantors shall be to sweep cash from the New Creditor Controlled Accounts and otherwise exercise judicial remedies for the performance by the applicable account bank to effect such cash sweep without notice to HOLDER or notice or demand upon any Grantor and HOLDER hereby waives such notice and each such Grantor hereby waives notice of non-payment, demand or presentment with respect to any of the preceding remedies to be exercised by the New Creditor. If the New Creditor’s election to sweep cash from the New Creditor Controlled Accounts has not resulted in the payment in full of the New Creditor Obligations in respect of the New Creditor Series A Notes (a “Sweep Failure”), then, subject to the delivery to HOLDER of a New Creditor Series A Notes Default Notice no less than five Business Days prior to exercising such Enforcement Action, New Creditor may exercise an Enforcement Action in respect of the New Creditor Controlled Accounts with respect to the Company, any other Grantor or the New Creditor Series A Notes; provided, however, that in no event shall the New Creditor exercise any rights or remedies with respect to the HOLDER Controlled Account.

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(b) The New Creditor acknowledges and agrees that prior to the earlier of (x) payment in full of the HOLDER Obligations (including as a result of any permitted Enforcement Action or in an Insolvency Proceeding) and (y) the Maturity Date (as defined in the New Creditor Series B Notes as in effect on the date hereof) the New Creditor will not exercise any Enforcement Action, except (i) as provided in Section 4(a) above (i.e., in connection with a Sweep Failure or to otherwise exercise remedies in respect of the New Creditor Controlled Accounts) and Section 5(b) below (i.e., upon (i) the Company’s failure to satisfy, in full, its obligations under the applicable New Creditor Notes Documents on or after the Maturity Date (as defined in the New Creditor Series B Notes as in effect on the date hereof), or (ii) upon the occurrence of a (1) Bankruptcy Event of Default or (2) a New Creditor Series B Notes Default as a result of failure of the Company to comply with any material conversion obligations of the Company pursuant to the New Creditor Series B Notes, which failure is continuing for at least five Business Days); provided further that, the New Creditor will not exercise any Enforcement Action in respect of the New Creditor Series B Notes unless it has delivered to HOLDER a New Creditor Series B Notes Default Notice not less than five Business Days prior to initiating any such Enforcement Action; provided, however, that in no event shall the New Creditor exercise any rights or remedies with respect to the HOLDER Controlled Account.

5. Pari Passu Claims and Subordination of Excess Amount.

(a) Each of HOLDER and the New Creditor acknowledges and agrees that any recovery HOLDER may obtain from an Enforcement Action in respect of the HOLDER Note (other than amounts recovered in respect of the HOLDER Controlled Account, the HOLDER Released Amount and/or any HOLDER Future Notes, which in each case shall be for the sole benefit of HOLDER) and any recovery the New Creditor may obtain from an Enforcement Action in respect of any New Creditor Indemnification Claims and the New Creditor Notes Maximum Amount (other than amounts recovered in respect of New Creditor Controlled Account Collateral and Excluded Rights, which shall be for the sole benefit of New Creditor, and other than amounts recovered in respect of the HOLDER Controlled Account, the HOLDER Released Amount and/or any HOLDER Future Notes, which shall be for the sole benefit of (and held in trust by New Creditor for) HOLDER) shall rank pari passu in priority and be payable ratably from the proceeds of any such Enforcement Action in respect thereof.

(b) (i) Except as provided in Sections 2 and 4 above with respect to Excluded Rights and the New Creditor Controlled Account Collateral, the New Creditor hereby acknowledges and agrees that all and any portion of any recovery that the New Creditor may obtain from an Enforcement Action in respect of the New Creditor Notes is hereby expressly made subordinate, junior and subject in right of payment to the payment in full and satisfaction of HOLDER Obligations constituting the HOLDER Released Amount and HOLDER Obligations in respect of any HOLDER Future Notes and (ii) except as provided in Sections 2 and 4 above with respect to Excluded Rights and the New Creditor Controlled Account Collateral and in Section 5(a) above with respect to the New Creditor Indemnification Claims, the New Creditor hereby acknowledges and agrees that all and any portion of any recovery that the New Creditor may obtain from an Enforcement Action in respect of the New Creditor Notes that is in excess of the New Creditor Notes Maximum Amount (such excess amount, the “Excess Amount”) is hereby expressly made subordinate, junior and subject in right of payment to the payment in full and satisfaction of the HOLDER Obligations; provided, that, nothing contained herein shall prohibit the New Creditor from initiating an Enforcement Action in respect of the New Creditor Series B Notes upon (i) the Company’s failure to satisfy, in full, its obligations under the applicable New Creditor Notes Documents on or after the Maturity Date (as defined in the New Creditor Series B Notes as in effect on the date hereof), or (ii) upon the occurrence of a Bankruptcy Event of Default. Such subordination of New Creditor Obligations vis-à-vis the HOLDER Released Amount and any HOLDER Future Notes and such subordination of the Excess Amount are, in each case, for the benefit of HOLDER, which is entitled to enforce this Agreement as party hereto. HOLDER shall be deemed to have consented to the New Creditor Notes Documents in reliance upon the terms and provisions of this Agreement, including this Section 5(b). In the event that the New Creditor shall receive any distribution, recovery or other payment or proceeds thereof (i) prior to the repayment in full of HOLDER Obligations constituting the HOLDER Released Amount and HOLDER Obligations in respect of any HOLDER Future Notes or (ii) constituting Excess Amount, such payment, recovery or distribution shall not be commingled with any asset of the New Creditor, shall be held in trust by the New Creditor for the benefit of HOLDER, and shall be promptly paid over to HOLDER in precisely the form received by the New Creditor (except for any necessary endorsement), for application to the payment of the HOLDER Note then remaining unpaid, so long as the HOLDER Note is outstanding. In the event the New Creditor fails to pay over to HOLDER any such distribution, recovery or payment, HOLDER or any of its officers or employees are hereby irrevocably authorized on behalf of the New Creditor to cause the same to be paid over.

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(c) Notwithstanding anything in the HOLDER Note Documents or New Creditor Notes Documents to the contrary and in addition to any other limitations set forth herein or therein, in no event shall the Company or any of its Subsidiaries make any cash payment to any New Creditor under any of the New Creditor Notes Documents prior to the earlier to occur of (i) the Shareholder Approval Date (as defined in the New Creditor Securities Purchase Agreement as in effect on the date hereof) and (ii) June [●],1 2023, except with respect to (x) a redemption of New Creditor Notes pursuant to the terms thereof following a Bankruptcy Event of Default or in the event of a breach by the Company of Section 14(o) of the New Creditor Series A Notes or New Creditor Series B Notes or (y) a payment made by the Company with respect to the New Creditor Series A Notes solely out of the applicable New Creditor Controlled Accounts; provided, for avoidance of doubt, that nothing herein shall restrict or prohibit the New Creditors from sweeping cash constituting New Creditor Controlled Account Collateral at any time. Additionally and notwithstanding anything in the HOLDER Note Documents or New Creditor Notes Documents to the contrary and in addition to any other limitations set forth herein or therein, except as expressly set forth in this Agreement, until the date on which the HOLDER Obligations are paid in full, no Grantor shall make or agree to make and the New Creditor shall not accept, take or receive, directly or indirectly, any payment on account of New Creditor Indemnification Claims or the New Creditor Series B Note unless a ratable amount (based on (x) the payment amount to New Creditors as a proportion of the then outstanding principal amount of New Creditor Obligations (net of amounts on deposit in the New Creditor Controlled Accounts) and (y) the then outstanding principal amount of HOLDER Obligations (net of amounts on deposit in the HOLDER Controlled Account)) is simultaneously paid to HOLDER or put on deposit in the HOLDER Controlled Account.

1 Insert the date that is four months from the date of signing/closing.

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(d) Notwithstanding anything in the New Creditor Notes Documents to the contrary, but subject to the limitation applicable to the Company and its Subsidiaries on incurrence of Permitted Secured Non-Collateralized Indebtedness (under and as defined in the New Creditor Notes Documents as in effect as of the date hereof), the Company and its Subsidiaries may (i) issue in a new offering any equity or debt security to HOLDER or any of its Affiliates, (ii) exchange any equity or debt security for any instrument issued to HOLDER or any of its Affiliates as of the date hereof or as may be issued to HOLDER or any of its Affiliates from time to time thereafter or (iii) amend, modify or waive any provision of any instrument issued to HOLDER or any of its Affiliates as of the date hereof or as may be issued to HOLDER or any of its Affiliates from time to time thereafter.

(e) Any cash payment in respect of Indebtedness of the Company or its Subsidiaries outstanding pursuant to clause (v) of the definition of “Permitted Indebtedness” (as defined in the New Creditor Notes as in effect as of the date hereof) is hereby expressly made subordinate, junior and subject in right of payment to the payment in full and satisfaction of the New Creditor Obligations.

6. Representations and Warranties.

(a) Company. As of the date hereof, the Company hereby represents and warrants that (i) HOLDER has been furnished with true and correct copies of all instruments and securities evidencing the New Creditor Notes Documents, (ii) the aggregate principal amount of the indebtedness outstanding thereunder as of the date hereof is 2 $[11,500,000] and (iii) this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity.

(b) New Creditor. New Creditor hereby severally, as to itself, represents and warrants to HOLDER that (i) the New Creditor is a corporation, limited partnership or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, as applicable, (ii) the New Creditor has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action, (iii) the execution of this Agreement by the New Creditor will not violate or conflict with the organizational documents of the New Creditor, any material agreement binding upon the New Creditor or any law, regulation or order or require any consent or approval which has not been obtained, (iv) this Agreement has been duly executed and delivered by the New Creditor and constitutes a legal, valid and binding obligation of the New Creditor, enforceable against the New Creditor in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and general principles of equity, and (v) the New Creditor is the sole owners, beneficially and of record, of the indebtedness under the New Creditor Notes Documents.

2 Company to confirm.

11

(c) HOLDER.

(i) HOLDER hereby severally, as to itself, represents and warrants to the New Creditor that as of the date hereof: (i) it is duly formed and validly existing under the laws of the state or jurisdiction of its organization, (ii) it has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action, (iii) the execution of this Agreement by HOLDER will not violate or conflict with its organizational documents, any material agreement binding upon HOLDER or any law, regulation or order or require any consent or approval which has not been obtained, and (iv) this Agreement is the legal, valid and binding obligation of HOLDER, enforceable against HOLDER in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.

(ii) HOLDER acknowledges that (i) New Creditor currently may have, and later may come into possession of, information with respect to the Company that is not known to HOLDER and that may be material to a decision to execute and deliver this Agreement and to consent to the transactions contemplated by the New Creditor Securities Purchase Agreement (“HOLDER Excluded Information”), (ii) HOLDER has determined to execute and deliver this Agreement and to consent to the transactions contemplated by the New Creditor Securities Purchase Agreement notwithstanding its lack of knowledge of HOLDER Excluded Information, if any, and (iii) New Creditor shall have no liability to HOLDER, and HOLDER waives and releases any claims that it might have against New Creditor, whether under applicable securities laws or otherwise, with respect to the nondisclosure of HOLDER Excluded Information, if any, in connection with HOLDER’s and that may be material to a decision to execute and deliver this Agreement and to consent to the transactions contemplated by the New Creditor Securities Purchase Agreement; provided, however, that HOLDER Excluded Information, if any, shall not and does not affect the truth or accuracy of the representations or warranties of New Creditor in this Agreement or the New Creditor Securities Purchase Agreement.

7. Obligation of the Company Unconditional. The provisions hereof are solely for the purpose of defining the relative rights of the New Creditor, on the one hand, and HOLDER, on the other hand, and nothing contained herein is intended to or shall impair, (x) as between the Company, on the one hand, and the New Creditor, on the other hand, the obligations of the Company, which are absolute and unconditional, to pay its New Creditor Obligations as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the New Creditor and creditors of the Company, other than HOLDER or (y) as between the Company, on the one hand, and HOLDER, on the other hand, the obligations of the Company, which are absolute and unconditional, to pay its HOLDER Obligations as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of HOLDER and creditors of the Company, other than the New Creditor.

8. Inconsistent or Conflicting Provisions. In the event a provision of the HOLDER Note Documents or the New Creditor Notes Documents is inconsistent or conflicts with the provisions of this Agreement, the provisions of this Agreement shall govern and prevail.

9. Notices. All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and may be personally served or sent by facsimile, overnight courier service or certified or registered United States mail and shall be deemed to have been duly given, made and received (a) if delivered in person, when delivered; (b) if delivered by overnight courier, one Business Day after delivery to such courier properly addressed with courier fees prepaid; or (c) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (d) if by United States mail, three Business Days after deposit in the United States mail, postage prepaid and properly addressed as set forth below.

12

If to HOLDER:

c/o

with a copy to:

If to New Creditor:

At the emails and addresses set forth on Annex A hereto.

with a copy to (for informational purposes only):

[_________________]

[_________________]

[_________________]

Attention: [_________]

Telephone: [(___) ___-____]

Email: [_________]

If to the Company:

Vinco Ventures, Inc.

6 North Main Street

Fairport, NY 14450

Telephone: (866) 900-0992

Attention: Chief Executive Officer

E-Mail: lking@vincoventures.com

with a copy to:

3[_________________]

[_________________]

[_________________]

Attention: [_________]

Telephone: [(___) ___-____]

Email: [_________]

Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

3 Company to advise.

13

10. Benefit. New Creditor acknowledges that HOLDER would not have consented to the incurrence of the New Creditor Obligations but for the execution of this Agreement; therefore, the New Creditor has received good, sufficient and adequate consideration for the making of this Agreement. Except as expressly provided in this Agreement, this Agreement is solely for the benefit of HOLDER, the New Creditor and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

11. Entire Agreement. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by HOLDER, each New Creditor as and for itself, and the Company.

12. Successors and Assigns. This Agreement shall inure to the benefit of HOLDER and the New Creditor and their respective successors and assigns, and shall be binding upon the Company, HOLDER, New Creditor, and their respective successors and assigns, including any subsequent obligees of the HOLDER Obligations and the New Creditor Obligations. All references to the Company shall include such Person as debtor and debtor-in-possession and any receiver or trustee for any such Person in any Insolvency Proceeding. No New Creditor may sell, assign or transfer New Creditor Notes Documents without causing prior to the consummation of any such transfer or assignment, the transferee thereof to have become party to this Agreement (pursuant to a joinder in form and substance reasonably satisfactory to HOLDER); provided, that notwithstanding the failure of any New Creditor to comply with the foregoing and the failure of any transferee to execute or deliver such joinder agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the New Creditor Notes Documents, and the terms of this Agreement shall be binding upon the successors and assigns of such New Creditor.

13. Termination; Reinstatement. This Agreement shall continue and shall be irrevocable until the date on which all HOLDER Obligations have been fully paid or otherwise discharged and released in writing by HOLDER; provided that the obligations of the New Creditors under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any obligation under the HOLDER Note Documents is rescinded, set aside or is otherwise required to be restored or returned by HOLDER by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding, such payment being declared fraudulent or preferential, or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial part of its respective property, or otherwise, all as though such payment had not been made.

14

14. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude HOLDER or the New Creditor from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to HOLDER or the New Creditor, as applicable, or to enforce a judgment or other court ruling in favor of such party. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

15. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

16. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement.

17. Headings. The section headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

18. Disclosures, Non-Reliance. Each of HOLDER and New Creditor acknowledges on behalf of itself that it has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of the Company and neither shall have any obligation or duty to disclose any such information to one another or any other creditor, as the case may be. Except as expressly set forth in this Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the HOLDER Note Documents or the New Creditor Notes Documents or any collateral or guaranty which may have been granted to any of them in connection therewith, (b) the title to or right to any collateral by the Company or (c) any other matter except as expressly set forth in this Agreement.

[Remainder of Page Intentionally Blank]

15

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NEW CREDITOR:

[_______________]

By:
Name:
Title:

16

NEW CREDITOR:

[_______________]

By:
Name:
Title:

17

NEW CREDITOR:

[_______________]

By:
Name:
Title:

18

HOLDER:

[_______________]

By:
Name:
Title:

19

COMPANY:

[_______________]

By:
Name:
Title:

GRANTORS:

[_______________]

By:
Name:
Title:

[_______________]

By:
Name:
Title:

20

Annex A

Persons collectively comprising New Creditor

[____________]

[____________]

[____________]